Transactions With Related Parties	6 Months Ended
Jun. 30, 2019
Disclosure of transactions between related parties [abstract]
Transactions with Related Parties

4         Transactions with Related Parties

Details of the Company’s transactions with related parties did not change in the six-month period ended June 30, 2019 and are discussed in Note 4 of the Company’s consolidated financial statements for the year ended December 31, 2018, included in the 2018 Annual Report except for the transactions described below.

The ultimate controlling party of the Company is Mr. George Feidakis who beneficially owns 1,252,258 common shares as of June 30, 2019 through Firment Shipping Inc., a Marshall Islands corporation for which he exercises sole voting and investment power. As at June 30, 2019, Mr Feidakis beneficially owned 29% of Globus’ shares.